Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Idaho Power Company (the "Company") on Form 10-Q for the quarter ended September 30, 2010 (the "Report"), I, J. LaMont Keen, President and Chief Executive Officer of the Company, certify that:

(1)               The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. LaMont Keen
J. LaMont Keen
President and Chief Executive Officer
October 28, 2010